Called up share capital	6 Months Ended
Jun. 30, 2021
Equity [abstract]
Called up share capital	Called up share capital

	Ordinary share capital	Share premium	Total share capital and share premium
Half year ended 30.06.21	£m	£m	£m
Opening balance as at 1 January	4,340	297	4,637
Issue of shares under employee share schemes	3	22	25
Repurchase of shares	(94)	—	(94)
Closing balance	4,249	319	4,568
Called up share capital comprised 16,998m (December 2020: 17,359m) ordinary shares of 25p each. The decrease is mainly due to the repurchase of 377m shares as part of the £0.7bn share buyback, partially offset by an increase due to the issuance of shares under employee share schemes.